UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2020

CERENCE INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Wayside Road Burlington, Massachusetts (Address of principal executive offices)	01803 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 362-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	CRNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 27, 2020, Cerence Inc. (the “Company”) issued a press release announcing the Company’s proposed private offering of $150 million aggregate principal amount of convertible senior notes due 2025 pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Following the completion of the offering, the Company anticipates entering into a senior secured revolving credit facility in an amount up to $50 million and senior secured term loan credit facility in an amount up to $125 million with Wells Fargo Bank, N.A., in its capacity as the administrative agent and lender (the “Replacement Facility”). Wells Fargo Bank, N.A. has committed to provide $75 million under the Replacement Facility pursuant to an engagement letter, subject to customary conditions. The Company intends to use the proceeds of the Replacement Facility, among other things (i) to refinance indebtedness under its existing senior secured term loan credit facility, (ii) to pay related premiums, fees and expenses and (iii) for general corporate purposes and working capital. The Replacement Facility is expected to include customary terms and conditions. However, there can be no assurance that the Company will enter into such Replacement Facility on the terms described herein, or at all.

Item 9.01—Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated May 27, 2020, issued by Cerence Inc.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements concerning the proposed offering and the Replacement Facility, as well as the use of proceeds from the Replacement Facility. Forward looking statements include all statements that are not historical facts. In some cases, forward-looking statements can be identified by terms such as “potential,” “will,” or similar expressions and the negatives of those words. Forward-looking statements involve substantial risks and uncertainties that may cause actual results to differ materially from those that the Company expects. These risks and uncertainties include market risks, trends and conditions. These and other risks are more fully described in the Company’s filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and Annual Report for the fiscal year ended September 30, 2019. In light of these risks, you should not place undue reliance on such forward-looking statements. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company disclaims any obligation to update forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERENCE INC.

Date: May 27 , 2020	By:	/s/ Mark Gallenberger
	Name:	Mark Gallenberger
	Title:	Chief Financial Officer